GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Dec. 26, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS
GOODWILL AND OTHER INTANGIBLE ASSETS

Changes to goodwill during 2014, 2013 and 2012 were as follows (in thousands):

	Successor			Predecessor
	For the fiscal year ended		For the period September 8, 2012 through December 28, 2012	For the period December 31, 2011 through September 7, 2012
	December 26, 2014	December 27, 2013
Balance at beginning of period	$486,439	$486,439	$—	$344,478
Acquisition of Interline Brands, Inc.	—	—	467,385	—
Acquired goodwill	—	—	19,054	1,547
Balance at end of period	$486,439	$486,439	$486,439	$346,025

In connection with the Merger transactions as discussed in Note 3. Transactions, the Company recorded $467.4 million of goodwill as a part of purchase accounting. The acquired goodwill during the period September 8, 2012 through December 28, 2012 primarily relates to the Company's acquisition of JanPak in December of 2012.

As of December 26, 2014 and December 27, 2013, the gross carrying amount and accumulated amortization of the Company's intangible assets other than goodwill as of were as follows (in thousands):

Successor
	December 26, 2014	December 27, 2013
Indefinite-lived
Trademarks	$114,500	$185,600
Definite-lived
Trademarks (1)	3,600	—
Customer relationships	272,400	272,400
Deferred financing costs	30,631	26,935
Other intangible assets, gross	421,131	484,935
Less: Accumulated amortization	(75,817)	(39,889)
Other intangible assets, net	$345,314	$445,046

____________________
(1)
 Definite-lived trademark assets were fully amortized as of December 26, 2014.

As discussed in Note 3. Transactions, in connection with the Merger transaction, the Company recognized intangible assets related to trademarks and customer relationships. Customer relationships were determined to have an economic useful life of between 7 and 19 years and will be amortized over those periods using an accelerated amortization method. At the time of the Merger, trademarks were determined to have indefinite lives.

During the second quarter of fiscal year 2014, the Company recorded non-cash charges of $67.5 million related to the impairment of certain indefinite-lived trademark assets. These impairments were primarily due to a strategic marketing decision to phase out certain brand names and market the related products under a new consolidated brand name. This decision resulted in a change in the expected useful life of the trademark assets. The impairment charges were determined by comparing the fair value of the trademarks, derived using a discounted cash flow analysis based on the income approach, relief from royalty method, to the current carrying value. Prior to the impairment analysis, the associated trademarks had a carrying value of $71.1 million, and after the impairment charge, the associated trademarks had a remaining carrying value of $3.6 million which was amortized over an estimated definite life of six months.

During 2014, 2013 and 2012, amortization of other intangible assets and amortization of debt financing costs (recorded as a component of interest expense), were as follows (in thousands):

	Successor			Predecessor
	For the fiscal year ended December 26, 2014	For the fiscal year ended December 27, 2013	For the period September 8, 2012 through December 28, 2012	For the period December 31, 2011 through September 7, 2012
Amortization of other intangible assets	$32,617	$28,258	$6,720	$4,572
Amortization of debt financing costs	$4,224	$3,812	$1,165	$985

Expected amortization expense on other intangible assets (excluding deferred financing costs, which will vary depending upon debt payments) for each of the five succeeding fiscal years is expected to be as follows (in thousands):

Fiscal Year	Future Estimated Amortization
2015	$31,467
2016	30,900
2017	25,896
2018	21,723
2019	18,014
Thereafter	80,471
Total	$208,471